SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2008

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code:     (205)  877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 5.02b	Departure of Directors; Election of Directors

On September 22, 2008 we issued a news release reporting the resignation of A. Derrill Crowe, M.D. as non-executive chairman and as a director. Dr. Crowe’s resignation is for personal reasons and was not a result of a disagreement with management regarding the Company's operations, policies, practices or otherwise.

Item9.01	Financial Statements and Exhibits

99.1	News Release reporting the resignation of A. Derrill Crowe, M.D. as non-executive chairman and as a director of ProAssurance.

99.2	Letter of resignation from A. Derrill Crowe, to ProAssurance Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2008
PROASSURANCE CORPORATION

	By:	/s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice President